                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 12, 2003
                                                -------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)





        New York                     333-85954                   13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

               270 Park Avenue
              New York, New York                                       10167
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 (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.
          ------------

                  Attached as exhibits are certain (i) Structural Term Sheet and Collateral Term Sheet and (ii) Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., Salomon Smith Barney Inc., CIBC World Markets Corp. and Credit Suisse First Boston LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-85954) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

                  The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.







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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                                   Description
-----------                                                   -----------
(99.1)                                                        Structural Term Sheet and Collateral Term Sheet prepared
                                                              by J.P. Morgan Securities Inc., Salomon Smith Barney
                                                              Inc., CIBC World Markets Corp. and Credit Suisse First
                                                              Boston LLC in connection with J.P. Morgan Chase
                                                              Commercial Mortgage Securities Corp., Commercial
                                                              Mortgage Pass-Through Certificates, Series 2003-C1.




(99.2)                                                        Collateral Term Sheet prepared by J.P. Morgan Securities
                                                              Inc., Salomon Smith Barney Inc., CIBC World Markets
                                                              Corp. and Credit Suisse First Boston LLC in connection
                                                              with J.P. Morgan Chase Commercial Mortgage Securities
                                                              Corp., Commercial Mortgage Pass-Through Certificates,
                                                              Series 2003-C1.

SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2003


                                             J.P. MORGAN CHASE COMMERCIAL
                                             MORTGAGE SECURITIES CORP.



                                             By: /s/ Dennis G. Schuh
                                                 ------------------------------
                                                 Name:      Dennis G. Schuh
                                                 Title:     Vice President


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                                INDEX TO EXHIBITS

                                                                                          Paper (P) or
Exhibit No.                           Description                                         Electronic (E)
-----------                           -----------                                         --------------
(99.1)                                Structural Term Sheet and Collateral Term                     E
                                      Sheet prepared by J.P. Morgan Securities
                                      Inc., Salomon Smith Barney Inc., CIBC
                                      World Markets Corp. and Credit Suisse
                                      First Boston LLC in connection with J.P.
                                      Morgan Chase Commercial Mortgage
                                      Securities Corp., Commercial Mortgage
                                      Pass-Through Certificates, Series 2003-C1.

(99.2)                                Collateral Term Sheet prepared by J.P.                        E
                                      Morgan Securities Inc., Salomon Smith
                                      Barney Inc., CIBC World Markets Corp. and
                                      Credit Suisse First Boston LLC in
                                      connection with J.P. Morgan Chase
                                      Commercial Mortgage Securities Corp.,
                                      Commercial Mortgage Pass-Through
                                      Certificates, Series 2003-C1.